     As filed with the Securities and Exchange Commission on September 26, 2001
                                                   Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                           BIOTRANSPLANT INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                           04-3119555
  (State or Other Jurisdiction of                           (I.R.S. Employer
   Incorporation or Organization)                         Identification Number)

      CHARLESTOWN NAVY YARD
    BUILDING 75, THIRD AVENUE
    CHARLESTOWN, MASSACHUSETTS                                    02129
(Address of Principal Executive Offices)                        (Zip Code)


                            1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                             ELLIOT LEBOWITZ, PH.D.
                            CHIEF EXECUTIVE OFFICER
                           BIOTRANSPLANT INCORPORATED
                              CHARLESTOWN NAVY YARD
                            BUILDING 75, THIRD AVENUE
                        CHARLESTOWN, MASSACHUSETTS 02129
                     (Name and Address of Agent for Service)

                                 (617) 241-5200
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
          TITLE OF
         SECURITIES                                 PROPOSED MAXIMUM      PROPOSED MAXIMUM
           TO BE                   AMOUNT            OFFERING PRICE      AGGREGATE OFFERING             AMOUNT OF
         REGISTERED           TO BE REGISTERED        PER SHARE               PRICE                REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par
value                            2,000,000              $4.34(1)         $8,680,000(1)             $2,170
                                   shares
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock on the Nasdaq National Market on September 21, 2001 in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.

                     Statement of Incorporation by Reference

       Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statements on Form S-8, File Nos. 333-29055 and 333-83793, relating to the Registrant's 1997 Stock Incentive Plan.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlestown, Commonwealth of Massachusetts, on this 26th day of September 2001.

                                         BIOTRANSPLANT INCORPORATED



                                         By:/s/ Elliot Lebowitz
                                            -----------------------------------
                                            Elliot Lebowitz
                                            Chief Executive Officer

                                POWER OF ATTORNEY

       We, the undersigned officers and directors of BioTransplant Incorporated hereby severally constitute and appoint Elliot Lebowitz and Richard V. Capasso, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable BioTransplant Incorporated to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                                           TITLE                                  DATE
      ---------                                           -----                                  ----

/s/ Elliot Lebowitz                             Chief Executive Officer and                September 26, 2001
------------------------------------            Director (Principal Executive
Elliot Lebowitz                                 Officer)


/s/ Walter C. Ogier                             President, Chief Operating                 September 26, 2001
------------------------------------            Officer and Director
Walter C. Ogier


/s/ Richard V. Capasso                          Vice President, Finance and                September 26, 2001
------------------------------------            Treasurer (Principal Financial
Richard V. Capasso                              and Accounting Officer)


/s/ James C. Foster
------------------------------------            Director                                   September 26, 2001
James C. Foster


/s/ Daniel O. Hauser
------------------------------------            Director                                   September 26, 2001
Daniel O. Hauser



------------------------------------            Director
Arnold L. Oronsky



------------------------------------            Director
Michael S. Perry


/s/ Susan Racher
------------------------------------            Director                                   September 26, 2001
Susan Racher

                                  EXHIBIT INDEX


Exhibit
NUMBER                              DESCRIPTION

   4.1(1)   Restated Certificate of Incorporation, as amended to date

   4.2(2)   By-laws, as amended to date

   4.3(3) Specimen Certificate of Common Stock, $.01 par value per share, of the Registrant

   5        Opinion of Hale and Dorr LLP

  23.1      Consent of Hale and Dorr LLP (included in Exhibit 5)

  23.2      Consent of Arthur Andersen LLP

  23.3      Consent of PricewaterhouseCoopers LLP

  24 Power of Attorney (included in the signature pages of this Registration Statement)

---------

(1) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated July 18, 2000 (File No. 000-28324).

(2) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 1996.

(3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-2144).